 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2024

BIOLASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27042 Towne Centre Drive, Suite 270

Lake Forest, California 92610

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the Asset Purchase Agreement (as defined below) is incorporated by reference herein.

Item 1.03. Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On October 1, 2024, BIOLASE, Inc. (the “Company”) and its direct domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Petitions”) under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors filed with the Bankruptcy Court various “first day” motions, requesting customary relief that will enable them to transition into chapter 11 and uphold their commitments to stakeholders during the process without material disruption to their ordinary course operations.

Additionally, the Debtors filed with the Bankruptcy Court a motion seeking approval of certain procedures relating to the marketing and auction (if necessary) of all or some of the Company’s assets, including approval of the Asset Purchase Agreement and the Bidding Procedures (as defined below).

The Company has engaged SSG Capital Advisors, LLC, to advise on its strategic options, including a potential sale of all or some of the Company’s assets in connection with the Bankruptcy Petitions. Any of those sales would be subject to review and approval by the Bankruptcy Court and compliance with court-approved bidding procedures. The Company cannot be certain that the Company’s securityholders will receive any payment or other distribution on account of their shares following such sales.

Additional information about the Bankruptcy Petitions, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/Biolase, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

Asset Purchase Agreement

On September 30, 2024, the Debtors entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Sonendo, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Purchaser has agreed to acquire substantially all of the Debtors’ assets (the “Transferred Assets”). The acquisition of the Transferred Assets by the Purchaser pursuant to the Asset Purchase Agreement is subject to approval of the Bankruptcy Court and one or more auctions, if necessary, to solicit higher or otherwise better bids. On October 1, 2024, the Debtors filed a motion (the “Bidding Procedures Motion”) seeking approval of, among other things, certain bidding procedures (the “Bidding Procedures”), which will establish procedures for the selection of the highest or otherwise best bids for the sale of the Transferred Assets and other assets. Other interested bidders would be permitted to participate in the auction if they submit qualifying bids that are higher or otherwise better than the Asset Purchase Agreement. The Asset Purchase Agreement acts as a baseline for competitive bids for the acquisition of the Transferred Assets. The Bidding Procedures Motion additionally seeks the Bankruptcy Court’s approval of the Asset Purchase Agreement and designation of the Purchaser as the “stalking horse” bidder for the Transferred Assets.

Under the Asset Purchase Agreement, the Purchaser has agreed, subject to the Bankruptcy Court’s approval and absent any higher or otherwise better bid, to acquire the Transferred Assets from the Debtors for (a) $14.0 million in cash paid at closing, subject to a working capital adjustment; plus (b) assumption of certain Assumed Liabilities (as defined in the Asset Purchase Agreement); plus (c) the Delaware Litigation Settlement Value (as defined in the Asset Purchase Agreement). The Asset Purchase Agreement includes customary representations and warranties and various customary covenants under the circumstances that are subject to certain limitations, including, without limitation, a break-up fee, expense reimbursement and the right to designate executory contracts and unexpired leases to assume or reject.

The foregoing description of the Bidding Procedures and the Asset Purchase Agreement remains subject to approval by the Bankruptcy Court, is not complete, and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

DIP Financing

In connection with the Bankruptcy Petitions, the Debtors filed a motion seeking Bankruptcy Court approval of a debtor-in-possession financing on the terms set forth in that certain Terms and Conditions of Proposed Senior Secured, Super-Priority Debtor-in-Possession Credit Facility (the “DIP Term Sheet”), by and among the Company, as a borrower, and SWK Funding LLC, as DIP Lender and Agent. The DIP Term Sheet provides for a senior secured super-priority debtor-in-possession financing (the “DIP Financing”) in an aggregate amount of no less than $2.5 million. The DIP Financing will become available up to an amount of $1.43 million upon the satisfaction of customary conditions precedent thereto, including the entry of an order of the Bankruptcy Court approving the DIP Financing on an interim basis. Subject to entry of an order of the Bankruptcy Court approving the DIP Financing on a final basis, the DIP Obligations (as defined in the DIP Term Sheet) will include $2,500,000 advanced by SWK to the Debtors between September 3, 2024, and September 30, 2024.

The proceeds of the DIP Financing will be used by the Company to (a) fund, after application of all other available cash, post-petition operating expenses and working capital needs of the Company, including, but not limited to, those activities required to remain in, or return to, compliance with laws in accordance with 28 U.S.C. § 1930; (b) pay interest, fees and expenses to SWK in accordance with the DIP Term Sheet (whether or not such amounts are reflected in the Budget (as defined in the DIP Term Sheet)); (c) fund fees and expenses incurred in connection with the 363 Sale (as defined in the DIP Term Sheet); (d) pay permitted prepetition claims and adequate protection payments, if any; (e) pay Professional Fees (as defined in the DIP Term Sheet) provided for in the Budget, including funding of the Carve Out (as defined in the DIP Term Sheet); and (f) pay other costs and expenses of administration of the chapter 11 cases.

The maturity date of the loans made under the DIP Financing is the date that is one hundred-twenty (120) days after the Petition Date, or such later date to which SWK consents in writing.

Subject to certain exceptions, the DIP Financing will be secured by a first priority perfected priming security interest in all of the assets of the Company. The security interests and liens are subject only to certain carve-outs and certain permitted liens, as set forth in the DIP Term Sheet. The DIP Financing is subject to certain milestones, customary covenants, and events of default as set forth in the DIP Term Sheet.

The foregoing description of the DIP Term Sheet is not complete and is qualified in its entirety by reference to the DIP Term Sheet filed with the Bankruptcy Court.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerates the Company’s obligations under the following agreements: that certain Credit Agreement, dated November 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, the lender parties thereto (each a “Lender” and together, the “Lenders”), and SWK (the “Credit Agreement”); and those certain standard loan documents required for an unsecured loan, dated as of May 22, 2020 (the “SBA Loan”) by and among the Company and the U.S. Small Business Administration(collectively, the “Financial Obligation Agreements”). The Financial Obligation Agreements provide that as a result of the Bankruptcy Petitions described in Item 1.03 above, all obligations to pay any debts, principal, interest, fees, expenses, and other amounts due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Financial Obligation Agreements are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Financial Obligation Agreements are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01. Other Events.

On October 1, 2024, the Company issued a press release announcing the filing of the Bankruptcy Petitions. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Bankruptcy Petitions is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the Company’s securityholders in the Bankruptcy Petitions. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Bankruptcy Petitions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code; the Company’s expectations regarding the Asset Purchase Agreement and the Bidding Procedures, including the expected amount of proceeds from the transaction; the Company’s intention to continue operations during the Bankruptcy Petitions; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; the Company’s expectations regarding the DIP Financing, including the expected amount and use of proceeds from the transaction; and other statements regarding the Company’s strategy and future operations, performance and prospects, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Bankruptcy Petitions on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Bankruptcy Petitions and to maintain contracts that are critical to its operations; the outcome and timing of the Bankruptcy Petitions and any potential sale of all or some of the Debtors’ assets; the effect of the filing of the Bankruptcy Petitions and any potential sale of all or some of the Debtors’ assets on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Bankruptcy Petitions or the potential sale of all or some of the Debtors’ assets; uncertainty regarding obtaining the Bankruptcy Court’s approval of the potential sale of all or some of the Debtors’ assets or other conditions to the potential sale of all or some of the Debtors’ assets, or the DIP Financing; any purchase price adjustments to the amount of proceeds pursuant to the Asset Purchase Agreement; the Company’s ability to negotiate definitive documentation for or perform under the terms of the DIP Term Sheet and any other arrangement with lenders or creditors during the chapter 11 cases; the timing or amount of any distributions, if any, to the Company’s stakeholders; and the other factors discussed in the Company’s periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and the Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Asset Purchase Agreement dated as of September 30, 2024, by and among BIOLASE, Inc., its subsidiaries named therein, and Sonendo, Inc.
99.1	Press Release of BIOLASE, Inc. dated October 1, 2024.
104	Cover page Interactive data file (embedded within the inline XBRL document).

* Schedules and attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: October 1, 2024	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	Director, President and Chief Executive Officer (Principal Executive Officer)